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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 11, 2004


                       PROTEIN POLYMER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



             Delaware                    0-19724              33-0311631
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  (State or other jurisdiction of      (Commission          (IRS Employer
   incorporation or organization)      File Number)        Identification No.)



     10655 Sorrento Valley Road, San Diego, California           92121
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         (Address of principal executive offices)              (Zip Code)



   Registrant's telephone number, including area code: (858) 558-6064
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements and Exhibits.

        (c)   Exhibits.

              99.1 Press Release of Protein Polymer Technologies, Inc. dated March 11, 2004


Item 12.  Results of Operation and Financial Condition.


        On March 11, 2004, Protein Polymer Technologies, Inc. issued a press release announcing its financial results for the fourth quarter and the year ended December 31, 2003. A copy of the press release is furnished as Exhibit
99.1 to this Current Report.

        The information contained in this Item 12 of this Current Report (including exhibits hereto) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PROTEIN POLYMER TECHNOLOGIES, INC.,
                               a Delaware corporation


Date: March 16, 2004           By: /s/ J. Thomas Parmeter
                                   ---------------------------------------------
                                   J. Thomas Parmeter
                                   Chairman of the Board, President and
                                   Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.           Description
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99.1                  Press Release of Protein Polymer Technologies, Inc. dated
                      March 11, 2004